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                    EXECUTIVE CONSULTANT AMENDMENT AGREEMENT

This Executive Consultant Amendment Agreement (the "Agreement") is made and entered into effective as of the 1st day of November, 2002 (the "Effective Date"), between WORLDBID CORPORATION, a Nevada corporation, (the "Company") and HOWARD THOMSON (the "Consultant").

WHEREAS:

A. The Company and the Consultant entered into an executive consultant agreement dated September 1, 2001 (the "Executive Consultant Agreement") whereby the Consultant has agreed to act as treasurer and chief financial officer of the Company and to provide consultant services to the Company.

B. The Company and the Consultant have agreed to reduce the consultant fee payable under the Executive Consultant Agreement from $7,500 US per month to $3,000 US per month effective as of the Effective Date.

THIS  AGREEMENT  WITNESSES  THAT:

1.     DEFINITIONS

1.1 Capitalized terms used in this Agreement shall have the same meaning as specified in the Executive Consultant Agreement unless the context clearly indicates the contrary.

2.     AMENDMENT

2.1 The Consultant Fee payable by the Company to the Consultant pursuant to the Executive Consultant Agreement is hereby amended from $7,500 US per month to $3,000 US per month effective as of the Effective Date.

3.     MISCELLANEOUS

3.1 The Executive Consultant Agreement shall continue in full force and effect without amendment, other than expressly amended by this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

WORLDBID  CORPORATION
by  its  authorized  signatory:

/s/  Logan  Anderson
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Signature  of  Authorized  Signatory

Logan  Anderson
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Name  of  Authorized  Signatory

President
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Position  of  Authorized  Signatory

SIGNED,  SEALED  AND  DELIVERED
BY  HOWARD  THOMSON  in  the  presence  of:

/s/  Logan  Anderson
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Signature  of  Witness

                                               /s/  Howard  Thomson
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Address  of  Witness                                HOWARD  THOMSON